Exhibit  32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Brampton Crest International Inc. on Form 10-K for the year ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph Giuliano, Chief Executive Officer and Chief Financial Officer of the Company,  certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1)  the Report fully complies with the requirements of Section 13(a) or 5(d) of the Securities Exchange Act of 1934; and

        (2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph Giuliano
Joseph Giuliano
Chief Executive and Chief Financial Officer

Date: May 17, 2011